Exhibit 99.1


                              STATEMENT PURSUANT TO
                              18 U.S.C SECTION 1350
                                 AS REQUIRED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of BE Aerospace, Inc. (the "Company") on Form 10-Q for the period ending August 24, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



October 7, 2002       /s/Robert J. Khoury       President and Chief Executive
                      -------------------       Officer

October 7, 2002       /s/Thomas P. McCaffrey    Corporate Senior Vice President
                      ----------------------    of Administration and Chief
                                                Financial Officer


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